NON-QUALIFIED STOCK OPTION

TII NETWORK TECHNOLOGIES, INC.

2008 EQUITY COMPENSATION PLAN

NON-QUALIFIED STOCK OPTION CONTRACT

THIS NON-QUALIFIED STOCK OPTION CONTRACT (this “Contract”) is entered into as of _________________________ between TII NETWORK TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and ___________________________________ (the “Optionee”).

W I T N E S S E T H:

1.       The Company, in accordance with the allotment made by the Compensation Committee of the Company’s Board of Directors (the “Committee”) and subject to the terms and conditions of the 2008 Equity Compensation Plan of the Company (the “Plan”), grants to the Optionee an option (this “Option”) to purchase an aggregate of _______ shares (subject to adjustment and provided in the Plan), of the Common Stock, $.01 par value per share, of the Company (“Common Stock”) at an exercise price of $_____ per share (subject to adjustment and provided in the Plan), being at least equal to the Fair Market Value of such shares of Common Stock on the date hereof. This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Terms used, but not defined in this Contract, shall have the meaning ascribed to them in the Plan.

2.       This Option shall expire at 5:00 p.m. Eastern Time on _______ ___, subject to earlier termination as provided in the Plan. However, this Option shall not be exercisable until __________________________, at which time it shall become exercisable as to _______ shares of Common Stock, and as to an additional _______ shares of Common Stock on each of the next _________ anniversaries of the date thereof. 1 The right to purchase shares of Common Stock under this Option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of this Option.

3.       This Option shall be exercised by giving written notice to the Company stating that the Optionee is exercising the option hereunder, specifying the number of shares being purchased and accompanied by payment in full of the aggregate exercise price therefor due on exercise [(i)] in cash and/or by certified or bank cashier’s check, [(ii) [with the authorization of the Committee,] with previously acquired shares of Common Stock having an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the exercise price of options being exercised, (iii) [with the authorization of the Committee,] with a concurrent sale of shares being acquired upon such exercise to the extent permitted by the Plan, and in accordance with, or (iv) some combination of the foregoing; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes]. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of this Option until the required payment of the exercise price with respect thereto has been made. In no event may this Option be exercised at any time for less than 100 shares of Common Stock (or the remaining shares subject to this Option which are then exercisable if less than 100 shares) nor may a fraction of a share of Common Stock be purchased under this Option.

_________________________

1  be modified for varying vesting and/or performance criteria.

4.       The Company and/or any Subsidiary may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this Option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand, including as condition to the exercise of this Option.

5.       (a)  It is a condition to the exercise of this Option, and the sale by Optionee of any shares of Common Stock acquired upon exercise of this Option, that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), shall be effective and current at that time with respect to such exercise or sale of shares of Common Stock in such transaction or (ii) there is an exemption from registration under the Securities Act with respect to such exercise or sale of shares of Common Stock in such transaction. Nothing herein shall be construed as requiring the Company to register shares subject this Option under the Securities Act or to keep any Registration Statement effective or current.

          (b)  The Committee may require, as a condition to the issuance of shares of Common Stock upon any exercise of this Option, and the sale by the Optionee of any shares acquired upon exercise of this Option, that the Optionee execute and deliver to the Company such Optionee’s representations, warranties, covenants and documents, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements with respect to such transaction, but the Committee may require Optionee, in claiming such exemption with respect to any sale or other disposition by the Optionee of any shares acquired upon exercise of this Option, prior to any offer of sale or sale of such shares of Common Stock, to provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

          (c)  In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to this Option on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of this Option or the issuance of shares of Common Stock hereunder, this Option may not be exercised, in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

          (d)  The Company may affix appropriate legends upon the certificates for shares of Common Stock to be issued upon exercise of this Option and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock.

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6.       All notices and other communications required or permitted under this Contract shall be in writing and may be given by any of the following methods: (x) personal delivery; (y) United States certified or registered mail return receipt requested; or (z) nationally recognized overnight delivery service, in each case with delivery charges, if any, prepaid. Notices shall be addressed as follows (or to such other address for such party as shall be specified by notice given pursuant to this provision):

(i)	to the Company:

TII Network Technologies, Inc.
Attention: Chief Financial Officer
141 Rodeo Drive
Edgewood, New York 11717-8378

(ii)	if to the Optionee, at the Optionee’s mailing address set forth on the signature page hereof.

All notices and communications given in accordance with this Section 6 shall be deemed given and effective upon (i) in the case of personal delivery, actual receipt thereof by the addressee; (ii) in the case of United States certified or registered mail, five (5) business days after mailing, as evidenced by the postmark; and (iii) in the case of nationally recognized overnight delivery service, on the scheduled date of delivery.

7.       Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any Parent or any Subsidiary, or interfere in any way with any right of the Company, any Parent or any Subsidiary to terminate such employment at any time for any reason whatsoever without liability to the Company, any Parent or any Subsidiary.

8.       The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, receipt of a copy of which is acknowledged by the Optionee and is made a part hereof. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

9.       This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10.     This Contract shall be binding upon and inure to the benefit of the parties hereto and the successors, assigns, heirs and legal representatives of the respective parties.

11.     The Plan, and this Contract and all related matters, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction. Any dispute under the Plan, or under this Contract, shall be adjudicated solely and exclusively in the Federal and State Courts located in Suffolk County, State of New York, and no other Court shall have jurisdiction of this Contract, this Option or any dispute hereunder.

12.     If any provision of this Contract, or part thereof, is determined to be unenforceable for any reason whatsoever, it shall be severable from the remainder of this Contract and shall not invalidate or affect the other provisions of this Contract, which shall remain in full force and effect and shall be enforceable according to their terms. No covenant shall be dependent upon any other covenant or provision herein, each of which stands independently.

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13.     The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

14.     Section 409A of the Code (“Section 409A”) imposes certain restrictions on amounts deferred under nonqualified deferred compensation plans and a 20% excise tax on the Optionee on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of nonqualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that this Option will comply with an exemption from the requirements of Section 409A and the treasury regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service). The Company shall not be liable to the Optionee or any other person if this Option is subject to Section 409A or the Optionee or any other person is subject to any additional tax, penalty or interest under Section 409A. The Optionee is solely responsible for the payment of any tax, penalty or interest (other than Company withholding obligations) that may result from this Option.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

TII NETWORK TECHNOLOGIES, INC.

By:
Name:
Title:

OPTIONEE:

Signature:
Print Name:
Optionee’s Address:

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INCENTIVE STOCK OPTION

TII NETWORK TECHNOLOGIES, INC.

2008 EQUITY COMPENSATION PLAN

INCENTIVE STOCK OPTION CONTRACT

THIS INCENTIVE STOCK OPTION CONTRACT (this “Contract”) is entered into as of _________________________ between TII NETWORK TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and ________________________________________ (the “Optionee”).

W I T N E S S E T H:

1.      The Company, in accordance with the allotment made by the Compensation Committee of the Company’s Board of Directors (the “Committee”) and subject to the terms and conditions of the 2008 Equity Compensation Plan of the Company (the “Plan”), grants to the Optionee an option (this “Option”) to purchase an aggregate of _______ shares (subject to adjustment and provided in the Plan) of the Common Stock, $.01 par value per share, of the Company (“Common Stock”) at an exercise price of $_____ per share (subject to adjustment and provided in the Plan), being at least equal1 to the Fair Market Value of such shares of Common Stock on the date hereof. This Option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), although the Company makes no representation or warranty as to such qualification. Terms used, but not defined in this Contract, shall have the meaning ascribed to them in the Plan.

2.      This Option shall expire at 5:00 p.m. Eastern Time on _______ ___,2 subject to earlier termination as provided in the Plan. However, this Option shall not be exercisable until __________________________, at which time it shall become exercisable as to _______ shares of Common Stock, and as to an additional _______ shares of Common Stock on each of the next _________ anniversaries of the date thereof. 3 The right to purchase shares of Common Stock under this Option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of this Option.

3.      This Option shall be exercised by giving written notice to the Company stating that the Optionee is exercising the option hereunder, specifying the number of shares being purchased and accompanied by payment in full of the aggregate exercise price therefor due on exercise [(i)] in cash and/or by certified or bank cashier’s check, [(ii) [with the authorization of the Committee,] with previously acquired shares of Common Stock having an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the exercise price of options being exercised, or (iii) some combination of the foregoing; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes]. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of this Option until the required payment of the exercise price with respect thereto has been made. In no event may this Option be exercised at any time for less than 100 shares of Common Stock (or the remaining shares subject to this Option which are then exercisable if less than 100 shares) nor may a fraction of a share of Common Stock be purchased under this Option.

_________________________

1  For ISOs to be granted to an Optionee who owns, or is deemed to own, more than 10% of the combined voting power of the Company, the Company’s Subsidiaries and the Company’s Parents, insert “110% of.”

2  For ISOs to be granted to an Optionee who owns, or is deemed to own, more than 110% of the combined voting power of the Company, the Company’s Subsidiaries and the Company’s Parents, limit to five years.

3  To be modified for varying vesting and/or performance criteria.

4.      The Company and/or any Subsidiary may withhold cash in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand, including as condition to the exercise of this Option.

5.      In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this Option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee’s income, the applicable deduction and the obligation to withhold taxes or other amount incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company and/or the Subsidiary, as the case may be, in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

6.      (a)  It is a condition to the exercise of this Option, and the sale by Optionee of any shares of Common Stock acquired upon exercise of this Option, that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), shall be effective and current at that time with respect to such exercise or sale of shares of Common Stock in such transaction or (ii) there is an exemption from registration under the Securities Act with respect to such exercise or sale of shares of Common Stock in such transaction. Nothing herein shall be construed as requiring the Company to register shares subject this Option under the Securities Act or to keep any Registration Statement effective or current.

         (b)  The Committee may require, as a condition to the issuance of shares of Common Stock upon any exercise of this Option, and the sale by the Optionee of any shares acquired upon exercise of this Option, that the Optionee execute and deliver to the Company such Optionee’s representations, warranties, covenants and documents, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements with respect to such transaction, but the Committee may require Optionee, in claiming such exemption with respect to any sale or other disposition by the Optionee of any shares acquired upon exercise of this Option, prior to any offer of sale or sale of such shares of Common Stock, to provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

         (c)  In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to this Option on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of this Option or the issuance of shares of Common Stock hereunder, this Option may not be exercised, in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

         (d)  The Company may affix appropriate legends upon the certificates for shares of Common Stock is to be issued upon exercise of this Option and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of this Option.

7.      All notices and other communications required or permitted under this Contract shall be in writing and may be given by any of the following methods: (x) personal delivery; (y) United States certified or registered mail return receipt requested; or (z) nationally recognized overnight delivery service, in each case with delivery charges, if any, prepaid. Notices shall be addressed as follows (or to such other address for such party as shall be specified by notice given pursuant to this provision):

(i)	to the Company:

TII Network Technologies, Inc.
Attention: Chief Financial Officer
141 Rodeo Drive
Edgewood, New York 11717-8378

(ii)	if to the Optionee, at the Optionee’s mailing address set forth on the signature page hereof.

All notices and communications given in accordance with this Section 7 shall be deemed given and effective upon (i) in the case of personal delivery, actual receipt thereof by the addressee; (ii) in the case of United States certified or registered mail, five (5) business days after mailing, as evidenced by the postmark; and (iii) in the case of nationally recognized overnight delivery service, on the scheduled date of delivery.

8.      Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any Parent or any Subsidiary, or interfere in any way with any right of the Company, any Parent or Subsidiary to terminate such employment at any time for any reason whatsoever without liability to the Company, any Parent or any Subsidiary.

9.      The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, receipt of a copy of which is acknowledged by the Optionee and is made a part hereof. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

10.    This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.    This Contract shall be binding upon and inure to the benefit of the parties hereto and the successors, assigns, heirs and legal representatives of the respective parties.

12.    The Plan, and this Contract and all related matters, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction. Any dispute under the Plan, or under this Contract, shall be adjudicated solely and exclusively in the Federal and State Courts located in Suffolk County, State of New York, and no other Court shall have jurisdiction of this Contract, this Option or any dispute hereunder.

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13.      If any provision of this Contract, or part thereof, is determined to be unenforceable for any reason whatsoever, it shall be severable from the remainder of this Contract and shall not invalidate or affect the other provisions of this Contract, which shall remain in full force and effect and shall be enforceable according to their terms. No covenant shall be dependent upon any other covenant or provision herein, each of which stands independently.

14.      The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

15.      Section 409A of the Code (“Section 409A”) imposes certain restrictions on amounts deferred under nonqualified deferred compensation plans and a 20% excise tax on the Optionee on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of nonqualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that this Option will comply with an exemption from the requirements of Section 409A and the treasury regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service). The Company shall not be liable to the Optionee or any other person if this Option is subject to Section 409A or the Optionee or any other person is subject to any additional tax, penalty or interest under Section 409A. The Optionee is solely responsible for the payment of any tax, penalty or interest (other than Company withholding obligations) that may result from this Option.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

TII NETWORK TECHNOLOGIES, INC.

By:
Name:
Title:

OPTIONEE:

Signature:
Print Name:
Optionee’s Address:

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STOCK APPRECIATION RIGHT

TII Network Technologies, INC.
2008 Equity Compensation PLAN

STOCK APPRECIATION RIGHT CONTRACT

THIS STOCK APPRECIATION RIGHT CONTRACT (this “Contract”) is entered into as of __________________________ between TII NETWORK TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and _________________________________ (the “Awardee”).

W I T N E S S E T H:

1.      The Company, in accordance with the allotment made by the Compensation Committee of the Company’s Board of Directors (the “Committee”) and subject to the terms and conditions of the 2008 Equity Compensation Plan of the Company (the “Plan”) and this Contract, grants to the Awardee a stock appreciation rights award (“SAR Award”) with respect to an aggregate of _______ shares (subject to adjustment as provided in the Plan) of the Common Stock, $.01 par value per share, of the Company (“Common Stock”) at a Base Value of $_______ per share (subject to adjustment as provided in the Plan), being at least equal to the Fair Market Value of such shares of Common Stock on the date hereof. One SAR represents the right to receive the excess, if any, of the Fair Market Value over the Base Value for one share of Common Stock, payable at the time and in the form provided herein. Terms used, but not defined in this Contract, shall have the meaning ascribed to them in the Plan.

2.      This SAR Award shall expire at 5:00 p.m. Eastern Time on ____________, subject to earlier termination as provided in the Plan. However, this SAR Award shall not be exercisable until ________________________________, at which time it shall become exercisable as to _______ SARs, and as to an additional _______ SARs on each of the next __________ anniversaries of the date thereof.1 The right to exercise the SARs shall be cumulative, so that if the full number of SARs exercisable in a period shall not be exercised, the balance may be exercised at any time or from time to time thereafter, but not after the expiration of the SAR Award. The number of SARs referenced in this Section is subject to adjustment as provided in the Plan.

3.      This SAR Award shall be exercised by giving written notice to the Company stating that the Awardee is exercising the SAR Award hereunder and specifying the number of SARs being exercised. In no event may this Award be exercised at any time for less than 100 SARs (or the remaining SARs subject to this Award which are then exercisable if less than 100 SARs) nor may this Award be exercised with respect to a fraction of a SAR.

______________________________
1     To be modified for varying vesting and/or performance criteria.

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4.      On exercise of a SAR, the Awardee shall be entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product obtained by multiplying (a) the number of SARs being exercised by (b) an amount equal to the excess of (i) the Fair Market Value per share of Common Stock on the date of exercise of the SAR over (ii) the Base Value per share of the SAR (the amount so determined, the “SAR Value”). [The SAR Value shall be promptly settled by a payment in cash by the Company.] [The SAR Value shall be promptly settled by (x) the issuance of that number of whole shares of Common Stock (rounded down to the next whole share) determined by dividing (i) the applicable SAR Value by (ii) the Fair Market Value per share of Common Stock on the date of exercise and (y) the payment of cash in lieu of any fractional share.]

5.      The Company and/or any Subsidiary may withhold cash and/or shares of Common Stock to be issued to the Awardee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this SAR Award or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Awardee to pay the Company such amount in cash promptly upon demand, including as a condition to the exercise of this Award.

6.      (a)  It is a condition to the exercise of this Award, and the sale by Awardee of any shares of Common Stock acquired upon exercise of this Award, that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), shall be effective and current at that time with respect to such exercise or sale of shares of Common Stock in such transaction or (ii) there is an exemption from registration under the Securities Act with respect to such exercise or sale of shares of Common Stock in such transaction. Nothing herein shall be construed as requiring the Company to register shares subject this Award under the Securities Act or to keep any Registration Statement effective or current.

(b)  The Committee may require, as a condition to the issuance of shares of Common Stock upon any exercise of this Award, and the sale by the Awardee of any shares acquired upon exercise of this Award, that the Awardee execute and deliver to the Company the Awardee’s representations, warranties, covenants and documents, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements with respect to such transaction, and the Committee may require Awardee, in claiming such exemption with respect to any sale or other disposition by the Awardee of any shares acquired upon exercise of this Award, prior to any offer of sale or sale of such shares of Common Stock, to provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

(c)  In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to this Award on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of this Award or the issuance of shares of Common Stock hereunder, this Award may not be exercised, in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

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(d)  The Company may affix appropriate legends upon the certificates for shares of Common Stock to be issued upon exercise of this Award and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Awardee with respect to such shares of Common Stock.

7.       All notices and other communications required or permitted under this Contract shall be in writing and may be given by any of the following methods: (x) personal delivery; (y) United States certified or registered mail return receipt requested; or (z) nationally recognized overnight delivery service, in each case with delivery charges, if any, prepaid. Notices shall be addressed as follows (or to such other address for such party as shall be specified by notice given pursuant to this provision):

(i)	to the Company:

TII Network Technologies, Inc.
Attention: Chief Financial Officer
141 Rodeo Drive
Edgewood, New York 11717-8378

(ii)	if to the Awardee, at the Awardee’s mailing address set forth on the signature page hereof.

All notices and communications given in accordance with this Section 7 shall be deemed given and effective upon (i) in the case of personal delivery, actual receipt thereof by the addressee; (ii) in the case of United States certified or registered mail, five (5) business days after mailing, as evidenced by the postmark; and (iii) in the case of nationally recognized overnight delivery service, on the scheduled date of delivery.

8.       Nothing in the Plan or this Contract shall confer upon the Awardee any right to continue in the employ of the Company, any Parent or any of Subsidiary, or in any way affect the right of the Company, any Parent or any Subsidiary to terminate such employment at any time without notice for any reason whatsoever or no reason without liability to the Company, any Parent or any Subsidiary.

9.       The Company and the Awardee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, receipt of a copy of which is acknowledged by the Awardee and is made a part hereof. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

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10.     This SAR Award is not transferable by the Awardee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Awardee, only by the Awardee.

11.     This Contract shall be binding upon and inure to the benefit of the parties hereto and the successors, assigns, heirs and legal representatives of the respective parties.

12.     The Plan, and this Contract and all related matters, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction. Any dispute under the Plan, or under this Contract, shall be adjudicated solely and exclusively in the Federal and State Courts located in Suffolk County, State of New York, and no other Court shall have jurisdiction of this Contract, this SAR Award or any dispute hereunder.

13.     If any provision of this Contract, or part thereof, is determined to be unenforceable for any reason whatsoever, it shall be severable from the remainder of this Contract and shall not invalidate or affect the other provisions of this Contract, which shall remain in full force and effect and shall be enforceable according to their terms. No covenant shall be dependent upon any other covenant or provision herein, each of which stands independently.

14.     The Awardee agrees that the Company may amend the Plan and the SARs, subject to the limitations contained in the Plan.

15.     Section 409A of the Code (“Section 409A”) imposes certain restrictions on amounts deferred under nonqualified deferred compensation plans and a 20% excise tax on the Awardee on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of nonqualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that this Award will comply with an exemption from the requirements of Section 409A and the treasury regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service). The Company shall not be liable to the Awardee or any other person if this Award is subject to Section 409A or the Awardee or any other person is subject to any additional tax, penalty or interest under Section 409A. The Awardee is solely responsible for the payment of any tax, penalty or interest (other than Company withholding obligations) that may result from this Award.

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IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

TII NETWORK TECHNOLOGIES, INC.

By:
Name:
Title:

AWARDEE:

Signature:
Print Name:
Awardee’s Address:

5

RESTRICTED STOCK CONTRACT

TII NETWORK TECHNOLOGIES, INC.

2008 EQUITY COMPENSATION PLAN

RESTRICTED STOCK CONTRACT

THIS RESTRICTED STOCK CONTRACT (this “Contract”) is entered into as of ___________________ (the “Award Date”) between TII NETWORK TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and _________________________________ (the “Awardee”).

W I T N E S S E T H:

1.      The Company, in accordance with the allotment made by the Compensation Committee of the Company’s Board of Directors (the “Committee”) and subject to the terms and conditions of the 2008 Equity Compensation Plan of the Company (the “Plan”), grants to the Awardee a restricted stock award (this “Award”) with respect to an aggregate of _______ shares (subject to adjustment as provided in the Plan, the “Award Shares”) of the Common Stock, $.01 par value per share, of the Company (“Common Stock”). Terms used, but not defined in this Contract, shall have the meaning ascribed to them in the Plan.

2.      (a)  The Award Shares shall vest as to ________ Award Shares at the close of business on _________ and as to an additional _______ Award  Shares as of the close of business day on each of the next ________ anniversaries of the date thereof (each such date, a “Vesting Date”) provided the Awardee remains continuously in Company Service (as defined below) from the Award Date through the close of business on the applicable Vesting Date. 1 The number of Award Shares referenced in this Section is subject to adjustment as provided in the Plan. If and to the extent Award Shares vest, the Company shall, promptly following the applicable Vesting Date, deliver the Award Shares vested on such Vesting Date to the Awardee. Notwithstanding anything to contrary herein, Award Shares shall only vest and be deliverable as to whole shares and any fraction of a share which would otherwise vest at a Vesting Date shall not vest, but shall be carried forward to the next and subsequent vesting periods, if any, for vesting based on aggregate whole shares at such times; and, if a fractional share would otherwise be vested and deliverable with the last vesting hereunder, such fractional share shall be forfeited

         (b)  If the Awardee’s Company Service ceases for any reason on or prior to the close of business on a Vesting Date, any Award Shares that have not vested at such time shall be automatically forfeited to the Company. The period prior to the close of business on the Vesting Date or date on which forfeiture of Award for applicable Award Shares occurs is referred to as the “Period of Restriction”.

         (c)  During the Period of Restriction of any Award Shares, such Award Shares shall have the rights and restrictions provided for in Sections 3(b) and 3(c).  Award Shares that have vested shall, as of the close of business on the applicable Vesting Date, be free of restrictions and freely transferable (subject to limitations of applicable securities laws) by the Awardee.

_________________________

[1]	To be modified for varying vesting and/or performance criteria.

         (d)  For purposes hereof, “Company Service” means service as an employee or director of, or a consultant to, the Company, any of its Subsidiaries or a Parent. In determining cessation of Company Service for purposes hereof, transfers between the Company and/or any Subsidiary or a Parent shall be disregarded and shall not be considered a cessation of Company Service, and changes in status between that of an employee, director or consultant shall be disregarded and shall not be considered a cessation of Company Service.

3.      (a)  Stock certificate(s) for the Award Shares shall promptly hereafter be issued to, and registered on the Company’s stock transfer books in the name of,  the Awardee in certificated, book entry or electronic form, as determined by the Committee. If issued in certificated form, physical possession of the stock certificate(s) shall be deposited with, and held in custody by, the Company until such time as the relevant Award Shares vest (promptly following which the vested Award Shares shall be delivered to the Awardee) or are forfeited (in which event the forfeited Award Shares shall be cancelled by the Company and returned to the status of authorized but unissued Common Stock). The Awardee shall deliver to the Company a stock power executed in favor of the Company with respect to the Award Shares, which stock power may be completed and used by the Company to cancel (i) Award Shares that are forfeited and (ii) any Award Shares that the Company may withhold and cancel pursuant to the last sentence of Section 4. Solely, with respect Award Shares that are forfeited to the Company and Award Shares that the Company may withhold and cancel pursuant to the last sentence of Section 4, the Awardee hereby irrevocably constitutes and appoints those serving from time to time as the Secretary and Assistant Secretary of the Company as the Awardee’s attorney-in-fact, with full power of substitution in the premises and with full power and authority to execute any stock transfer powers or other instruments necessary to transfer such shares on the books of the Company to the Company in the name, place and stead of the Awardee. The power granted hereby is coupled with an interest, is irrevocable, shall survive the death, disability or insanity of the Awardee and shall continue until all Award Shares are delivered to the Awardee or the Company as provided in this Contract.

         (b)  During the Period of Restriction with respect to applicable Award Shares, whether or not such Award Shares are vested, the Awardee (i) may exercise full voting rights with respect to the Award Shares in the same manner as any stockholder of the Company and (ii) shall be entitled to receive all dividends and other distributions paid with respect to the Award Shares in cash or in property (other than Common Stock). All dividends and other distributions paid in Common Stock with respect to the Award Shares that have not vested at the time shall be deposited with the Company pursuant to Section 3(a) and shall be considered to be additional Award Shares, subject to the same restrictions on vesting and forfeiture as the Award Shares with respect to which they were paid.

         (c)  The Awardee does not have the right to sell, transfer, exchange, pledge, hypothecate or otherwise dispose (other than as provided in Section 9) of this Award or, prior to vesting thereof, any Award Shares. Any attempt to sell, transfer, exchange, pledge, hypothecate or otherwise dispose (other than as provided in Section 9) of this Award, or, prior to vesting thereof, any Award Shares shall be null, void and of no force and effect.

         (d)  Any Award Shares issued in book entry or electronic form shall be subject to the following restriction, and any certificate(s) evidencing the Award Shares shall bear the following legend during the Period of Restriction:

The sale, transfer, pledge, hypothecation or other disposition of the shares represented by this certificate, whether voluntary, nvoluntary or by operation of law, is subject to certain restrictions on transfer set forth in the 2008 Equity Compensation Plan of TII Network Technologies, Inc., in the rules, regulations and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Contract. A copy of the Plan, such rules, regulations and procedures, and the applicable Restricted Stock Contract may be obtained from the Secretary of TII Network Technologies, Inc.

4.      The Awardee shall provide the Company with a copy of any election made pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and similar provision of state law (collectively, an “83(b) Election”). If the Awardee elects to make a timely 83(b) Election, the Awardee shall immediately pay the Company the amount necessary to satisfy any applicable Federal, state, and local income and employment tax withholding requirements. If the Awardee does not make a timely 83(b) Election, the Awardee shall, either at the time that the Award Shares vest under this Contract or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable Federal, state, and local income and employment tax withholding requirements or make other arrangements satisfactory to the Company for such payment. The Company shall have the right to retain and withhold as provided herein the amount of taxes required by any government or governmental authority to be withheld or otherwise deducted and paid with respect to the Award Shares. At its discretion, the Committee may require the Awardee to reimburse the Company for any such taxes required to be withheld by the Company and may withhold any distribution, in whole or in part, until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due to or to become due from the Company to the Awardee an amount equal to such taxes required to be withheld by the Company in order to reimburse the Company for any such taxes or to retain and withhold, or cause to be returned to it, a number of Award Shares having a Fair Market Value on the Vesting Date not less than the amount of such taxes and cancel any such Award Shares so withheld or returned, in order to reimburse the Company for any such taxes.

5.     (a)  It is a condition to the vesting of this Award, and the sale by the Awardee of any Award Shares acquired upon vesting of this Award, that either (i) a  Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), shall be effective and current at that time with respect to such vesting or sale in such transaction or (ii) there is an exemption from registration under the Securities Act with respect to such vesting or sale in such transaction. Nothing herein shall be construed as requiring the Company to register Award Shares under the Securities Act or to keep any Registration Statement effective or current.

         (b)  The Committee may require, as a condition to the delivery of Award Shares upon any vesting of this Award and the sale by the Awardee of Award Shares, that  the Awardee execute and deliver to the Company the Awardee’s representations, warranties, covenants and documents, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements with respect to such transaction, and the Committee may require the Awardee, in claiming such exemption with respect to any sale or other disposition by the Awardee of any Shares, prior to any offer of sale or sale of such Award Shares, to provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

         (c)  In addition, if at any time the Committee shall determine that the listing or qualification of the Award Shares on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of this Award or the issuance of Award Shares hereunder, the Award Shares subject to this Award need not be delivered, in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

         (d)  The Company may affix appropriate legends upon the certificates for Award Shares to be delivered to the Awardee and may issue such “stop transfer” instructions to its transfer agent in respect of such Award Shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Awardee with respect to such Award Shares.

6.      All notices and other communications required or permitted under this Contract shall be in writing and may be given by any of the following methods: (x) personal delivery; (y) United States certified or registered mail return receipt requested; or (z) nationally recognized overnight delivery service, in each case with delivery charges, if any, prepaid. Notices shall be addressed as follows (or to such other address for such party as shall be specified by notice given pursuant to this provision):

(i)	to the Company:

TII Network Technologies, Inc.
Attention: Chief Financial Officer
141 Rodeo Drive
Edgewood, New York 11717-8378

(ii)	if to the Awardee, at the Awardee’s mailing address set forth on the signature page hereof.

All notices and communications given in accordance with this Section 6 shall be deemed given and effective upon (i) in the case of personal delivery, actual receipt thereof by the addressee; (ii) in the case of United States certified or registered mail, five (5) business days after mailing, as evidenced by the postmark; and (iii) in the case of nationally recognized overnight delivery service, on the scheduled date of delivery.

7.      Nothing in the Plan or this Contract shall confer upon the Awardee any right to continue in the employ of the Company, any Parent or any Subsidiary, or in any way affect the right of the Company, any Parent or any Subsidiary to terminate such employment at any time without notice for any reason whatsoever or no reason without liability to the Company, any Parent or any Subsidiary.

8.      The Company and the Awardee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, receipt of a copy of which is acknowledged by the Awardee and is made a part hereof. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

9.      This Award is not transferable by the Awardee otherwise than by will or the laws of descent and distribution.

10.    This Contract shall be binding upon and inure to the benefit of the parties hereto and the successors, assigns, heirs and legal representatives of the respective parties.

11.    The Plan, and this Contract and all related matters, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction. Any dispute under the Plan, or under this Contract, shall be adjudicated solely and exclusively in the Federal and State Courts located in Suffolk County, State of New York, and no other Court shall have jurisdiction of this Contract, this Award or any dispute hereunder.

12.    If any provision of this Contract, or part thereof, is determined to be unenforceable for any reason whatsoever, it shall be severable from the remainder of this Contract and shall not invalidate or affect the other provisions of this Contract, which shall remain in full force and effect and shall be enforceable according to their terms. No covenant shall be dependent upon any other covenant or provision herein, each of which stands independently.

13.    The Awardee agrees that the Company may amend the Plan and this Award, subject to the limitations contained in the Plan.

14.    Section 409A of the Code (“Section 409A”) imposes certain restrictions on amounts deferred under nonqualified deferred compensation plans and a 20% excise tax on the Awardee on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of nonqualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that this Award will comply with an exemption from the requirements of Section 409A and the treasury regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service). The Company shall not be liable to the Awardee or any other person if this Award is subject to Section 409A or the Awardee or any other person is subject to any additional tax, penalty or interest under Section 409A. The Awardee is solely responsible for the payment of any tax, penalty or interest (other than Company withholding obligations) that may result from this Award.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

TII NETWORK TECHNOLOGIES, INC.

By:
Name:
Title:

OPTIONEE:

Signature:
Print Name:
Awardee’s Address:

RESTRICTED STOCK UNIT CONTRACT

TII NETWORK TECHNOLOGIES, INC.

2008 EQUITY COMPENSATION PLAN

RESTRICTED STOCK UNIT CONTRACT

THIS RESTRICTED STOCK UNIT CONTRACT (this “Contract”) is entered into as of ___________________ (the “Award Date”) between TII NETWORK TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and _________________________________ (the “Awardee”).

W I T N E S S E T H:

1.       The Company, in accordance with the allotment made by the Compensation Committee of the Company’s Board of Directors (the “Committee”) and subject to the terms and conditions of the 2008 Equity Compensation Plan of the Company (the “Plan”), grants to the Awardee a restricted stock unit award (this “Award”) with respect to an aggregate of _______ shares (subject to adjustment as provided in the Plan, the “Award RSUs”) of the Common Stock, $.01 par value per share, of the Company (“Common Stock”). One Award RSU represents, and has the value of, one share of the Company’s Common Stock. Terms used, but not defined in this Contract, shall have the meaning ascribed to them in the Plan.

2.       (a)  The Award RSUs shall vest as to ________ Award RSUs at the close of business on _________ and as to an additional _______ Award RSUs as of the close of business day on each of the next ________ anniversaries of the date thereof (each such date, a “Vesting Date”) provided the Awardee remains continuously in Company Service (as defined below) from the Award Date through the close of business on the applicable Vesting Date. 1 The number of Award RSUs referenced in this Section is subject to adjustment as provided in the Plan. If and to the extent Award RSUs vest, the Award RSUs vested on the applicable Vesting Date, shall be settled as provided in Section 2(c). Notwithstanding anything to contrary herein, Award RSUs shall only vest and be deliverable as to whole shares and any fraction of a share which would otherwise vest at a Vesting Date shall not vest, but shall be carried forward to the next and subsequent vesting periods, if any, for vesting based on aggregate whole shares at such times; and, if a fractional share would otherwise be vested and deliverable with the last vesting hereunder, such fractional share shall be forfeited.

          (b)  If the Awardee’s Company Service ceases for any reason on or prior to the close of business on a Vesting Date, any Award RSUs that have not vested at such time shall be automatically forfeited to the Company. The period prior to the close of business on the Vesting Date or date on which forfeiture of Award for applicable Award RSUs occurs, whichever is earlier, is referred to as the “Period of Restriction”.

          (c)  All Award RSUs that become vested shall be settled by the payment to the Awardee of _____% thereof, subject to the limitation of applicable securities laws, in shares of the Company’s Common Stock for each vested whole Award RSU and ____% thereof in cash in an amount equal to the Fair Market Value of one share of Common Stock on the Vesting Date for each Award RSU that vests on that Vesting Date. Stock certificate(s) issued for the vested Award RSUs shall be registered on the Company’s stock transfer books in the name of the Awardee in book entry or electronic form or in certificated form as determined by the Committee.

_________________________

[1]	To be modified for varying vesting and/or performance criteria.

          (d)  For purposes hereof, “Company Service” means service as an employee or director of, or a consultant to, the Company, any of its Subsidiaries or a Parent. In determining cessation of Company Service for purposes hereof, transfers between the Company and/or any Subsidiary or a Parent shall be disregarded and shall not be considered a cessation of Company Service, and changes in status between that of an employee, director or consultant shall be disregarded and shall not be considered a cessation of Company Service.

3.       (a)  Until shares of the Company’s Common Stock are issued to the Awardee, the Awardee shall have no voting rights with respect to the Award RSUs.

          (b)  During the Period of Restriction, the Awardee shall not be entitled to receive dividends and other distributions paid with respect to the Company’s Common Stock represented by the Award RSUs, but such dividends or distributions shall be accumulated and distributed or paid to the Awardee when, but only when, the Award RSUs to which they pertain vest and are settled. If, during the Period of Restriction, any such dividends or distributions made with respect to the Company’s Common Stock represented by the Award RSUs are paid in shares of the Company’s Common Stock, an additional number of Award RSUs (on a one for one basis) shall be added to the RSUs to reflect such stock dividends or distributions. If, during the Period of Restriction, any such dividends and other distributions made with respect to the Company’s Common Stock represented by the Award RSUs are not distributed in shares of the Company’s Common Stock, the value thereof shall be deemed converted to additional Award RSUs based on the Fair Market Value of a share of the Company’s Common Stock on the date of payment or distribution of the dividend or distribution to stockholders and the amount of cash or fair market value of other property distributed, all as determined by the Committee.

          (c)  The Awardee does not have the right to sell, transfer, exchange, pledge, hypothecate or otherwise dispose (other than as provided in Section 9) of this Award or any Award RSUs. Any attempt to sell, transfer, exchange, pledge, hypothecate or otherwise dispose (other than as provided in Section 9) of this Award or any Award RSUs shall be null, void and of no force and effect.

4.       The Company shall have the right to retain and withhold as provided herein the amount of taxes required by any government or governmental authority to be withheld or otherwise deducted and paid with respect to the Award RSUs. At its discretion, the Committee may require the Awardee to reimburse the Company for any such taxes required to be withheld by the Company and may withhold any distribution, in whole or in part, until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due to or to become due from the Company to the Awardee an amount equal to such taxes required to be withheld by the Company in order to reimburse the Company for any such taxes or to retain and withhold, or cause to be returned to it, a number of shares of Common Stock having a Fair Market Value on the Vesting Date not less than the amount of such taxes and cancel any such shares so withheld or returned, in order to reimburse the Company for any such taxes.

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5.       (a)  It is a condition to the vesting of this Award, and the sale by the Awardee of any shares of Common Stock acquired upon vesting of this Award, that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), shall be effective and current at that time with respect to such vesting or sale in such transaction or (ii) there is an exemption from registration under the Securities Act with respect to such vesting or sale in such transaction. Nothing herein shall be construed as requiring the Company to register shares of Common Stock under the Securities Act or to keep any Registration Statement effective or current.

          (b)  The Committee may require, as a condition to the delivery of shares of Common Stock upon any vesting of this Award and the sale by the Awardee of shares of Common Stock, that the Awardee execute and deliver to the Company the Awardee’s representations, warranties, covenants and documents, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements with respect to such transaction, and the Committee may require the Awardee, in claiming such exemption with respect to any sale or other disposition by the Awardee of any shares of Common Stock, prior to any offer of sale or sale of such shares of Common Stock, to provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

          (c)  In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to the Award RSUs on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of this Award or the issuance of shares of Common Stock hereunder, the shares of Common Stock subject to the Award RSUs need not be delivered, in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

          (d)  The Company may affix appropriate legends upon the certificates for shares of Common Stock to be delivered to the Awardee and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Awardee with respect to such Award RSUs.

6.       All notices and other communications required or permitted under this Contract shall be in writing and may be given by any of the following methods: (x) personal delivery; (y) United States certified or registered mail return receipt requested; or (z) nationally recognized overnight delivery service, in each case with delivery charges, if any, prepaid.

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Notices shall be addressed as follows (or to such other address for such party as shall be specified by notice given pursuant to this provision):

(i)	to the Company:

TII Network Technologies, Inc.
Attention: Chief Financial Officer
141 Rodeo Drive
Edgewood, New York 11717-8378

(ii)	if to the Awardee, at the Awardee’s mailing address set forth on the signature page hereof.

All notices and communications given in accordance with this Section 6 shall be deemed given and effective upon (i) in the case of personal delivery, actual receipt thereof by the addressee; (ii) in the case of United States certified or registered mail, five (5) business days after mailing, as evidenced by the postmark; and (iii) in the case of nationally recognized overnight delivery service, on the scheduled date of delivery.

7.       Nothing in the Plan or this Contract shall confer upon the Awardee any right to continue in the employ of the Company, any Parent or any Subsidiary, or in any way affect the right of the Company, any Parent or any Subsidiary to terminate such employment at any time without notice for any reason whatsoever or no reason without liability to the Company, any Parent or any Subsidiary.

8.       The Company and the Awardee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, receipt of a copy of which is acknowledged by the Awardee and is made a part hereof. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

9.       This Award is not transferable by the Awardee otherwise than by will or the laws of descent and distribution.

10.     This Contract shall be binding upon and inure to the benefit of the parties hereto and the successors, assigns, heirs and legal representatives of the respective parties.

11.     The Plan, and this Contract and all related matters, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction. Any dispute under the Plan, or under this Contract, shall be adjudicated solely and exclusively in the Federal and State Courts located in Suffolk County, State of New York, and no other Court shall have jurisdiction of this Contract, this Award or any dispute hereunder.

12.     If any provision of this Contract, or part thereof, is determined to be unenforceable for any reason whatsoever, it shall be severable from the remainder of this Contract and shall not invalidate or affect the other provisions of this Contract, which shall remain in full force and effect and shall be enforceable according to their terms. No covenant

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shall be dependent upon any other covenant or provision herein, each of which stands independently.

13.     The Awardee agrees that the Company may amend the Plan and this Award, subject to the limitations contained in the Plan.

14.     Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), imposes certain restrictions on amounts deferred under nonqualified deferred compensation plans and a 20% excise tax on the Awardee on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of nonqualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that this Award will comply with an exemption from the requirements of Section 409A and the treasury regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service). The Company shall not be liable to the Awardee or any other person if this Award is subject to Section 409A or the Awardee or any other person is subject to any additional tax, penalty or interest under Section 409A. The Awardee is solely responsible for the payment of any tax, penalty or interest (other than Company withholding obligations) that may result from this Award.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

TII NETWORK TECHNOLOGIES, INC.

By:
Name:
Title:

OPTIONEE:

Signature:
Print Name:
Awardee’s Address:

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